UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 21, 2016

Home BancShares, Inc.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

000-51904	71-0682831
(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(501) 339-2929

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2016, the Board of Directors (the “Board”) of Home BancShares, Inc. (the “Company”) elected former governor Mike Beebe to serve as a director of the Company to fill the vacancy on the Board resulting from the retirement of Richard A. Buckheim as of the expiration of his term at the 2016 Annual Meeting. Mr. Beebe’s term on the Board commenced following the completion of the 2016 Annual Meeting on April 21, 2016, and will continue until the Company’s next annual meeting or until his successor is duly elected and qualified. The Company’s committee appointments for Mr. Beebe have not been determined at this time.

Mr. Beebe, age 68, currently serves as a director of Tyson Foods, Inc. and a member of the Governors’ Council of the Bipartisan Policy Center (“BPC”) in Washington, D.C. He is also Of Counsel for the Roberts Law Firm, P.A. in Little Rock, Arkansas. Beebe was the Governor of the State of Arkansas from 2007 to 2015 and the state’s Attorney General from 2003 to 2007, prior to which he served as a state senator for 20 years. Beebe began his law career in 1972, practicing law at Lightle, Beebe, Raney, Bell and Simpson in Searcy, Arkansas. From 1974 to 1979, he was a member of the Board of Trustees at Arkansas State University. After receiving a Bachelor of Arts degree in political science from Arkansas State University in 1968, Beebe completed law school at the University of Arkansas while serving in the U.S. Army Reserve from 1968 to 1974. His extensive leadership experience, ability to collaborate and his long-time support and understanding of business qualify him to serve on the Board.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on April 21, 2016. The following items of business were presented to the shareholders:

(1) The twelve directors were elected as proposed in the Proxy Statement dated March 4, 2016 (the “Proxy Statement”), under the caption “Election of Directors” with votes cast as follows:

	Total Vote For Each Director	Total Vote Withheld For Each Director	Total Broker Non-Vote For Each Director
John W. Allison	50,377,413	480,239	13,514,754
C. Randall Sims	50,261,915	595,737	13,514,754
Brian S. Davis	46,282,830	4,574,822	13,514,754
Milburn Adams	49,351,259	1,506,393	13,514,754
Robert H. Adcock, Jr.	33,631,628	17,226,024	13,514,754
Richard H. Ashley	49,196,550	1,661,102	13,514,754
Dale A. Bruns	49,151,905	1,705,747	13,514,754
Jack E. Engelkes	49,286,688	1,570,964	13,514,754
Tracy M. French	50,479,162	378,490	13,514,754
James G. Hinkle	50,413,162	444,490	13,514,754
Alex R. Lieblong	50,113,309	744,343	13,514,754
Thomas J. Longe	50,569,896	287,756	13,514,754

(2) The Company’s executive compensation was approved as proposed in the Proxy Statement under the caption “Advisory (Non-binding) Vote Approving Executive Compensation” with votes cast as follows: 45,278,834 votes for, 5,129,154 votes against, 449,664 votes abstaining and 13,514,754 broker non-votes.

(3) The amendment to the Company’s Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000, was approved as proposed in the Proxy Statement under the caption “Approval of Amendment to Articles of Incorporation to Increase Number of Authorized Shares” with votes cast as follows: 56,966,501 votes for, 6,680,930 votes against, 724,975 votes abstaining and zero broker non-votes. The amendment became effective upon the filing by the Company of a certificate of amendment with the Secretary of State of the State of Arkansas on April 22, 2016. A copy of the amendment is attached as Exhibit 3.1 to this Current Report.

(4) The amendment to the Company’s Amended and Restated 2006 Stock Option and Performance Incentive Plan, as amended, to increase the number of shares reserved for issuance under such plan to 5,644,000, was approved as proposed in the Proxy Statement under the caption “Approval of Amendment to the Company’s Amended and Restated 2006 Stock Option and Performance Incentive Plan” with votes cast as follows: 48,774,086 votes for, 1,651,708 votes against, 431,858 votes abstaining and 13,514,754 broker non-votes. A copy of the amendment is attached as Exhibit 10.1 to this Current Report.

(5) The Audit Committee’s selection and appointment of the accounting firm of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was ratified with votes cast as follows: 64,065,671 votes for, 284,766 votes against, 21,969 votes abstaining and zero broker non-votes.

Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast on a proposal. Therefore, abstentions and broker non-votes did not have the effect of a vote for or against the proposal and were not counted in determining the number of votes required for approval.

Item 7.01 Regulation FD Disclosure.

On April 21, 2016, the Company issued a press release announcing the appointment of former Governor Mike Beebe to its Board of Directors. Additionally, on April 21, 2016, the Company issued a press release announcing that the Board of Director has declared a regular $0.175 per share quarterly cash dividend and a two-for-one forward stock split payable in the form of a 100% stock dividend. The cash dividend is payable June 1, 2016, to shareholders of record May 11, 2016. Additionally, the stock split is payable June 8, 2016, to shareholders of record May 18, 2016. Copies of the press releases are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report.

The information in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Eighth Amendment to the Restated Articles of Incorporation of Home BancShares, Inc.

10.1	Amendment to the Amended and Restated 2006 Stock Option and Performance Incentive Plan, as amended, of Home BancShares, Inc.

99.1	Press Release: Home BancShares, Inc. Announces the Appointment of Former Governor Mike Beebe to Its Board of Directors.

99.2	Home BancShares, Inc. Announces a 40% Increase in Second Quarter Cash Dividend Plus a Two-for-One Stock Split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)

Date: April 22, 2016	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer & Investor Relations Officer